REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
LY Retail, LLC
(a development stage company)
Houston, TX

We have audited the accompanying balance sheet of LY Retail, LLC (a development stage company) (the “Company”) as of August 31, 2011 and the related statement of expenses, changes in members' deficit and cash flows for the period from April 20, 2011 (inception) through August 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of August 31, 2011 and the results of its operations and its cash flows from April 20, 2011 (inception) through August 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has not commenced operations and has no revenues, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MaloneBailey, LLP

www.malone-bailey.com
Houston, Texas

November 14, 2011

LY Retail, LLC
(A Development Stage Company)
BALANCE SHEET

August 31,
2011

ASSETS
Cash	$1,753
Total Current Assets	1,753

Total Assets	$1,753

LIABILITIES AND MEMBERS' DEFICIT
Current Liabilities:
Accounts payable	$2,746

Total Liabilities	2,746

Members' Deficit

Total Members' Deficit	(993)

TOTAL LIABILITIES AND MEMBERS' DEFICIT	$1,753

The accompanying notes are an integral part of these audited financial statements.

LY Retail, LLC
(A Development Stage Company)
STATEMENT OF EXPENSES

From Inception (April 20, 2011) to August 31, 2011

EXPENSES

General and administrative expenses	$6,467

Total Expenses	6,467

NET LOSS	$(6,467)

The accompanying notes are an integral part of these audited financial statements.

LY Retail, LLC
(A Development Stage Company)
STATEMENT OF MEMBERS' DEFICIT

From Inception (April 20, 2011) to August 31, 2011

Members’ deficit inception April 20, 2011	$-
Contributions	5,504
Net Loss	(6,467)
Members' deficit at August 31, 2011	$(963)

The accompanying notes are an integral part of these audited financial statements.

LY Retail, LLC
(A Development Stage Company)
STATEMENT OF CASHFLOWS

From Inception (April 20, 2011) to August 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(6,467)

Adjustments to reconcile net loss with cash used in operations:
Change in assets and liabilties:
Accounts payable	2,746

Net cash used in operating activities	(3,721)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from member contribution	5,474

Net cash provided by financing activities	5,474

Net increase in cash	1,753

Cash at beginning of period	-
Cash at end of period	$1,753

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	-
Cash paid for income taxes	-

The accompanying notes are an integral part of these audited financial statements.

NOTE 1 – Description of Business and Basis of Presentation

Nature of Business

LY RETAIL, LLC, a development stage company (the “Company”), was incorporated under the laws of the State of Texas on April 20th, 2011. The financial statements represent only those transactions of LY RETAIL, LLC. The company has elected August 31 as its fiscal year-end

As an internet company selling goods and services, the Company’s business is to procure the best deals possible to pass onto the end consumer.

The Company follows Generally Accepted Accounting Principles accepted in the United States. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for fair presentation of the financial position and the results of operations for the periods presented have been reflected herein.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers cash on hand and demand deposits with original maturities of three months or less as cash and cash equivalents for the purpose of the Statement of Cash Flows. As of August 31, 2011, the Company had $1,753 in cash.

Income taxes

The Company is a limited liability corporation for income tax purposes. Accordingly, in lieu of corporate income taxes, the owners are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements

Development Stage Company

The Company complies with Statement of Financial Accounting Standard ASC 915-15 and the Securities and Exchange Commission Exchange Act 7 for its characterization of the Company as development stage.

Recently Issued Accounting Pronouncements

We do not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

NOTE 3. – GOING CONCERN

These financial statements have been prepared on a going concern basis, which implies LY RETAIL, LLC (the “Company”) will continue to meet its obligations and continue its operations for the next fiscal year. For the period from April 20, 2011 (inception) through August 31, 2011, the Company has not commenced operations and has not generated revenues. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. The continuation of the Company as a going concern is dependent upon financial support from its members’, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. Realization value may be substantially different from carrying values as shown and these financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 4. – MEMBERS’ DEFICIT

The Company is a limited liability company with two equal members. The members contributed $5,504 to the Company and has incurred $6,467of losses since inception.

NOTE 5 – SUBSEQUENT EVENTS

In May 2009, the FASB issued guidance establishing general standards for accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance, among other things, sets forth the period after the balance sheet date during which management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures an entity should make about events or transactions that occurred after the balance sheet date. In February 2010, new guidance was issued which removes the requirement for public companies to disclose the date through which subsequent events were reviewed. The Company has evaluated subsequent events through November 14, 2011, which is the date the financial statements were issued.

Bridge Notes.  As described below, the Company issued promissory notes in the aggregate principal amount of $280,000 (collectively, the “Bridge Notes”) to certain investors (the “Bridge Investors”):

On September 29, 2011, the Company borrowed cash in the amount $75,000 from third party lender. The loan bears no interest and has a maturity of 30 days from September 29, 2011.  The loan is evidenced by a promissory note.

On September 29, 2011, the Company borrowed cash in the amount $75,000 from one of the Company’s members. The loan bears no interest and has a maturity of 30 days from September 29, 2011.  The loan is evidenced by a promissory note.

On October 17, 2011, the Company borrowed cash in the amount $20,000 from one of the Company’s members. The loan bears no interest and has a maturity of October 21, 2011.  The loan is evidenced by a promissory note.

On October 18, 2011, the Company borrowed cash in the amount $10,000 from one of the Company’s members. The loan bears no interest and has a maturity of October 21, 2011.  The loan is evidenced by a promissory note.

On October 18, 2011, the Company borrowed cash in the amount $10,000 from one of the Company’s members. The loan bears no interest and has a maturity of October 21, 2011.  The loan is evidenced by a promissory note.

On October 25, 2011, the Company borrowed cash in the amount $40,000 from a third party. The loan bears no interest and has a maturity of 30 days from October 25, 2011.  The loan is evidenced by a promissory note.

On October 25, 2011, the Company borrowed cash in the amount $50,000 from a third party. The loan bears no interest and has a maturity of 30 days from October 25, 2011.  The loan is evidenced by a promissory note.

Acquisition by Top Gear.  On November 8, 2011, Top Gear Inc., a Delaware corporation (“Top Gear”) acquired (the “Securities Exchange”) all of the membership units of the Company from our members in exchange for the issuance of 1,785,294 shares of Top Gear’s common stock pursuant to a Securities Exchange Agreement between us, our former members, Top Gear and the former principal stockholders of Top Gear.  As a result of this transaction, we became a wholly-owned subsidiary of Top Gear and our former members of became the controlling stockholders of Top Gear.  The transaction was accounted for as a recapitalization of Top Gear effected by a securities exchange, wherein we are considered the acquirer for accounting and financial reporting purposes.

Immediately prior to the Securities Exchange, Top Gear contributed substantially all of its assets and liabilities to a subsidiary and then spun out the subsidiary to its former controlling stockholders in exchange for the cancellation of a total of 7,000,000 shares of our common stock previously held by them.

Top Gear Financing Transaction and Repayment of Bridge Notes.  On November 8, 2011, Top Gear completed a private offering (the “Offering”) of units consisting of an aggregate of (i) 185,294 shares of its common stock (the “Shares”), (ii) Series A warrants to purchase 92,647 shares of its common stock which have a five-year term and an initial per share exercise price of $5.10, subject to adjustment as described below (the “Series A Warrants”), and (iii) Series B warrants to purchase 92,647 shares of its common stock which have a five-year term and an initial per share exercise price of $10.20, subject to adjustment as described below (the “Series B Warrants”).  The price per unit was $3.40 for an aggregate purchase price of $630,000 (the “Purchase Price”).  The units were offered and sold to the subscribers in the Offering (each, a “Subscriber” and collectively the “Subscribers”) pursuant to a subscription agreement (the “Subscription Agreement”).  As described below, approximately $217,500 of the Purchase Price was paid via the delivery to Top Gear of Bridge Notes held by Bridge Investors who also subscribed to the Offering.

Bridge Investors who also subscribed to the Offering delivered Bridge Notes as payment of such Bridge Investors’ purchase price for the units purchased from Top Gear.  To the extent the principal amount of a Bridge Investor’s Bridge Note was greater than such Bridge Investor’s purchase price for the units, Top Gear, on behalf of the Company, paid the remaining principal amount of such Bridge Note from the proceeds of the Offering.  In accordance with the foregoing, Bridge Notes in the aggregate principal amount of $217,500 were exchanged for units in the Offering and Top Gear paid $62,500 of the remaining principal amount of the Bridge Notes to the Bridge Investors out of the proceeds from the Offering.  As a result, the Bridge Notes are deemed to be cancelled and of no further force and effect.